UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                       December 11, 2000 (December 8,2000)
                Date of Report (Date of earliest event reported)



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




  Pennsylvania                  000-22026               25-1407782
(State or other        (Commission File Number)(IRS Employer Identification No.)
 jurisdiction of
      corporation)


One RentWay Place, Erie, Pennsylvania                         16505
------------------------------------------         ----------------------------
(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:      (814) 455-5378
                                                    ----------------------------

Item 5.           Other Events


                           Rent-Way Updates Status of
                            Accounting Investigation

December 8, 2000 - Erie, Pennsylvania. Rent-Way, Inc. (NYSE-RWY) today announced that its ongoing accounting investigation is nearing completion. The Company expects to announce results early next week. Shortly thereafter, Rent-Way also plans to release information regarding its expected performance in fiscal year 2001.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name-brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            Rent-Way, Inc.
                                -----------------------------------
                                             (Registrant)





    December 11, 2000                           /s/ William E. Morgenstern
-----------------------------                 ---------------------------------
          (Date)                                          (Signature)
                                                  William E. Morgenstern
                                            Chairman and Chief Executive Officer





    December 11, 2000                           /s/ Willam A. McDonnell
------------------------------                ---------------------------------
          (Date)                                         (Signature)
                                                    William A. McDonnell
                                      Vice President and Chief Financial Officer